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                                                                    EXHIBIT 23.1


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 14, 2001, in the Registration Statement
(Form F-3 No. 333-   ) and related Prospectus of Fresh Del Monte Produce Inc.
for the registration of 7,000,000 shares of its ordinary shares.

                                          Ernst & Young LLP

Miami, Florida
September 5, 2001

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